SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2013

TRUETT-HURST, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-187164	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4035 Westside Road, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 431-4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Truett-Hurst, Inc. (the “Company”) held its annual meeting of stockholders on November 20, 2013 (the “2013 Annual Meeting”).  At that meeting, the Company’s stockholders considered two proposals, each of which is described in more detail in the Company's definitive proxy statement for the 2013 Annual Meeting filed with the Securities and Exchange Commission on September 30, 2013 (File No. 001-35973) (the “2013 Proxy Statement”).  The matters voted upon at the 2013 Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Election of two Class I Directors:

Each of the following nominees for Class I Director was elected to hold office for a term expiring at time of the Company’s 2016 annual meeting of stockholders. The final voting results are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Barrie Graham	4,676,584	94,112	874,869
Heath E. Dolan	4,265,764	504,932	874,869

Proposal 2 - Ratification of Independent Registered Public Accounting Firm:

The appointment of Burr Pilger Mayer, Inc.  LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 was ratified. The final voting results are set forth below:

Votes For	Number of Shares Votes Against	Abstentions
5,563,184	82,381	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst Inc.

By:	/s/ James D. Bielenberg
James D. Bielenberg
Chief Financial Officer
Date: November 22, 2013